AXS Managed Futures Strategy Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 7, 2022, to the

Summary Prospectus dated February 2, 2021, as supplemented.

Effective immediately, Mark Lacuesta no longer serves as portfolio manager to the AXS Managed Futures Strategy Fund (the “Fund”). Accordingly, all references in the Summary Prospectus to Mr. Lacuesta are hereby deleted in their entirety. Dr. Ajay Dravid and Dr. Rufus Rankin will continue to serve as portfolio managers to the Fund.

Please file this Supplement with your records.